Exhibit 10.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT is dated as of September 25, 2007 (this "Agreement") among Fleming US Discovery Fund III, L.P. ("Fleming Fund I"), Fleming US Discovery Offshore Fund III, L.P. ("Fleming Fund II" and, together with Fleming Fund I, the "Sellers") and Hudson Technologies, Inc., a New York corporation (the "Company").

WHEREAS, Fleming Fund I currently owns 3,642,664 shares of the common stock, $.01 par value (the "Common Stock"), of the Company and Fleming Fund II currently owns 583,185 shares of the Common Stock of the Company;

WHEREAS, pursuant to that certain Stock Purchase Agreement (the "Prior Agreement"), dated as of June 28, 2007, between the Company and the Sellers, the Company intended to purchase additional shares of the Common Stock of the Company from the Sellers after the expiration of the Tender Offer (as defined in the Prior Agreement) at the Tender Price (as defined in the Prior Agreement) in accordance with Section 1.2 of the Prior Agreement; and

WHEREAS, the Company now desires to purchase from the Sellers and the Sellers now desire to sell to the Company, 1,112,047 shares of the Common Stock of the Company (the "Shares") at a purchase price of $1.12 per share, for a total consideration of $1,245,492.00 in accordance with Section 1.1 below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF STOCK

1.1 Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined herein):

(a) The Sellers shall sell to the Company, and the Company shall purchase from each of the Sellers, the Shares designated on Schedule A at a purchase price per share of $1.12.

(b) The Company shall pay to each of the Sellers, by wire transfer of immediately available funds to the accounts of each of the Sellers, the cash purchase price for the Shares as set forth in Schedule A.

(c) Each of the Sellers will deliver to the Company a stock certificate representing the Shares, accompanied by medallion guaranteed stock powers duly executed in blank. Upon receipt of the Shares, the Company shall retire all of the Shares.

1.2 Closing. The closing for the purchase of the Shares (the "Closing") shall take place on September 25, 2007 (the "Closing Date") at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, and the Closing shall be effective as of 12:00 P.M. on the Closing Date.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each of the Sellers as follows:

2.1 Organization, Standing and Power. The Company is duly organized, validly existing and in good standing under the laws of the State of New York, and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereby and the execution and delivery of this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

2.2 Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by it of the transactions contemplated hereby.

2.3 No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or result in a breach or violation of, or a default under, (a) the Company's organizational documents or (b) any contract, agreement or instrument by which the Company or any of the Company's properties is bound or any judgment, order, decree, statute, rule, regulation or other law to which the Company or its properties or assets is subject.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each of the Sellers represents and warrant to the Company as follows:

3.1 Organization, Standing and Power. Fleming I is duly organized, validly existing and in good standing under the laws of the State of Delaware. Fleming II is duly organized, validly existing and in good standing under the laws of Bermuda. Each of the Sellers has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereby and the execution and delivery of this Agreement constitutes a legal, valid and binding obligation of each of the Sellers, enforceable against each of the Sellers in accordance with its terms

3.2 Ownership of Shares. Each Seller is the sole record and beneficial owner of their respective Shares and sole owner of all interests in the Shares. When paid for in accordance with the terms of this Agreement, the Shares will be transferred to the Company free of any liens, claims, restrictions, security interests or encumbrances, except for restrictions on transfer provided for under the Securities Act.

3.3 Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Sellers in connection with the execution and delivery of this Agreement by each of the Sellers or the consummation by them of the transactions contemplated hereby.

3.4 No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or result in a breach or violation of, or a default under, (a) the Sellers' organizational documents or (b) any contract, agreement or instrument by which the Sellers or any of the Sellers' properties is bound or any judgment, order, decree, statute, rule, regulation or other law to which the Sellers or their respective properties or assets are subject.

ARTICLE IV

MISCELLANEOUS

4.1 Waiver, Amendment. No amendment of any provision of this Agreement shall be valid unless such amendment is in writing and signed by each party hereto. No waiver by any party hereto of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No waiver shall be valid unless such waiver is in writing and signed by the party against whom such waiver is sought to be enforced.

4.2 Assignability. Except as otherwise provided under this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the Sellers (in the event of an assignment by the Company).

4.3 Headings. The headings used in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

4.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York.

4.5 Consent to Jurisdiction and Service of Process. EACH PARTY HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF SUCH COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING.

4.6 Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO.

4.7 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart to this Agreement.

4.8 Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, and permitted successors and assigns.

4.9 Entire Agreement; Third-Party Beneficiaries. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof. Except as otherwise expressly provided in this Agreement, no third-party beneficiaries are intended or shall be deemed to be created hereby.

4.10 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by such provision or its severance herefrom and (d) in lieu of such provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such provision as may be possible.

4.11 Specific Performance. Each of the parties to this Agreement agrees and acknowledges that any breach by any party of its obligations under this Agreement could not be adequately compensated for by damages. Accordingly, if either of the parties breaches its obligations under this Agreement, the other party shall be entitled, in addition to any other remedy that they may have, to obtain enforcement of this Agreement by decree of specific performance.

4.12 Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first set forth above.

FLEMING US DISCOVERY FUND III, L.P.

By: Fleming US Discovery Partners, L.P.,

its general partner

By: Fleming US Discovery, LLC,

its general partner

By: /s/ Robert L. Burr
Name:
Title:

FLEMING US DISCOVERY OFFSHORE FUND III, L.P.

By: Fleming US Discovery Partners, L.P.,

its general partner

By: Fleming US Discovery, LLC,

its general partner

By: /s/ Robert L. Burr
Name:
Title:

HUDSON TECHNOLOGIES, INC.

By: /s/ Brian F. Coleman
Name: Brian Coleman
Title: President

Schedule A
Sellers	Shares	Purchase Price	Payment Instructions
FLEMING FUND I	958,362	$1,073,365.00	FLEMING US DISCOVERY FUND III, L.P. JPMorgan Chase Bank New York, NY ABA: 021-000021 Account Name: Fleming US Discovery Fund III Account Number: 957-097786
FLEMING FUND II	153,685	$ 172,127.00

FLEMING US DISCOVERY OFFSHORE FUND III, L.P.

HSBC Bank USA, N.A.

452 Fifth Avenue

New York, NY 10018 USA

SWIFT Code: MRMD US33

Fedwire ABA: 021001088

Beneficiary Bank: Bank of Bermuda, Hamilton

Beneficiary Account No.: BBDABMHM

Final Beneficiary Account Name: Fleming US Discovery III

Final Beneficiary Account No.: 010-453397-561